Exhibit 99.1

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

Real Goods Solar, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Real Goods Solar, Inc.

110 16th Street, Suite 300

Denver, Colorado 80202

SUPPLEMENT TO THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

AND PROXY STATEMENT DATED JULY 6, 2017

The date of this Supplement is September 12, 2017

To our shareholders:

The information contained in this supplement (the “Supplement”) amends and supplements the corresponding information in the Notice of Annual Meeting of Shareholders and Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on July 6, 2017 (the “Proxy Statement”) by Real Goods Solar, Inc., a Colorado corporation (“we”, “us”, “our”, or “RGS Energy”), in connection with the solicitation of proxies on behalf of RGS Energy for use at our 2017 Annual Meeting of Shareholders and at any adjournment, postponement, continuation or rescheduling thereof (the “2017 Annual Meeting”). The 2017 Annual Meeting, which was originally scheduled to be held on August 23, 2017, has been adjourned and will reconvene at 10:00 a.m. local time on October 4, 2017 at the Holiday Inn Express, 401 17th Street, Denver, Colorado 80202.

Proposal 2 in the Proxy Statement is a proposal to amend the Real Goods Solar, Inc. 2008 Long-Term Incentive Plan (the “Plan”) to, among other things, increase the number of shares authorized for issuance under the Plan. After making the Proxy Statement available to shareholders, the Company’s board of directors has determined to make the following revisions to the Plan in addition to those described in the Proxy Statement:

•	Eliminate the Company’s ability to reprice outstanding awards without shareholder approval;

•	Prohibit the payment of dividends or dividend equivalents on unvested equity awards;

•	Eliminate the Company’s discretion to accelerate the vesting of outstanding equity awards, except under certain limited circumstances; and

•	Institute a one-year minimum vesting schedule applicable to at least 95% of equity awards issued under the plan.

There are no other changes to the proposed amendments to the Plan as described in the Proxy Statement.

The Company’s board of directors recommends that you vote, or give instruction to vote, “FOR” the proposed amendments to the Plan with the changes described above. If any stockholder has previously voted and would like to change his or her vote on any matter, such stockholder may revoke his or her proxy before it is voted at the Annual Meeting of Stockholders by submission of a proxy bearing a later date in the manner set forth in the Proxy Statement.

As discussed in the Proxy Statement, the proxy card, the Company’s 2016 annual report, the Proxy Statement, and voting instructions are available at http://www.viewproxy.com/RealGoodsSolar/2017AM. You may also request a printed copy of the Proxy Statement and the proxy card by any of the following methods: (a) telephone at 303-222-8344; (b) Internet at http://www.viewproxy.com/RealGoodsSolar/2017AM; or (c) email at investorrelations@rgsenergy.com.

A copy of this supplement to the Proxy Statement was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated September 11, 2017, and filed with the SEC on September 12, 2017. A copy of the Plan amendment described above was filed as Exhibit 10.1 to such Form 8-K and is incorporated herein by reference.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS SUPPLEMENT AND THE INFORMATION INCLUDED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.